UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4084

Hawaiian Tax-Free Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:

(212) 697-6666

Date of fiscal year end: 3/31/18

Date of reporting period: 3/31/18

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report March 31, 2018

Please Save the Dates for Your 2018 Shareholder Meetings.

Wednesday, September 19, 2018, Annual Shareholder Meeting

Ala Moana Hotel, Honolulu, HI

Thursday, September 20, 2018, Hilo Outreach Meeting

Imiloa Astronomy Center, Hilo, HI

     Friday, September 21, 2018, Kona Outreach Meeting

King Kamehameha’s Kona Beach Resort, Kailua-Kona, HI

Details will be available on our website as the date approaches:

www.aquilafunds.com

or through your financial professional.

Hawaiian Tax-Free Trust “Consistency and Continuity” Serving Hawaii investors since 1985

     May, 2018

Dear Fellow Shareholder:

     For over three decades, we have sought to give you as comprehensive a picture of Hawaiian Tax-Free Trust as possible by highlighting, in each Annual Report letter, topics we believe you will find of interest.

     Yes – “over three decades!” That’s a considerable amount of time. Yet, in some ways, it seems like just yesterday.

     We believe part of the reason why it doesn’t feel nearly that long to us is because of our commitment to consistency and continuity.

     If we look back over the Aquila Group of Funds’ and the Trust’s existence, many things “feel” the same. In fact, while we have made certain changes, out of necessity or desire, over the years, we take great pride in the unbroken and consistent existence of our core values and beliefs implemented by dedicated and talented individuals.

     First and foremost, we never forget that it is your money and your Trust, investing in your state. We view every interaction with you, our shareholders, and your financial professionals as an opportunity to strengthen that relationship.

     We also value the fact that you and your fellow shareholders have invested in Hawaiian Tax-Free Trust not only for tax-free income, but also for preservation of capital.

     These two key values are the basis of our four guiding principles:

•	manage conservatively

•	focus on what we know best

•	put customers first; and

•	know what’s important

     As investment managers for nearly 35 years, we have always believed that investing successfully depends on knowing what you own and why you own it. We believe this is particularly important in today’s markets.

     Moreover, we have never lost sight of the strategy that we formulated with Hawaiian Tax-Free Trust back in 1985. That strategy, which was specifically designed with a goal to meet your Trust’s investment objective of double tax-free income and stability of capital on as consistent a basis as possible, includes sticking with high quality investments, keeping an intermediate maturity for the Trust’s portfolio of investments, diversifying our investments, and utilizing the expertise of local talent.

     In line with our guiding principles, we have always believed that local makes a real difference - local trustees, local portfolio management, local representatives and local shareholder meetings. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

NOT A PART OF THE ANNUAL REPORT

     Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions. They are well-positioned to “kick the tires” - periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with, and reaching out to, local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

     We have also continually placed an emphasis on the quality of investments and the quality of the individuals who oversee those investments. When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans.

     Our investment strategy of consistently focusing upon municipal bond funds with intermediate maturities has always been with a goal to limit volatility with any change in interest rates.

     Our philosophy concerning diversification has been consistent as well. It’s quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, Hawaiian Tax-Free Trust continually strives to invest in as many types of projects as possible throughout the state. This is done not only to limit exposure in any particular situation, but also to enhance the quality of life throughout Hawaii by financing worthy municipal projects. We are very proud that your Trust has consistently served thousands of residents and local projects very well over the years through its support of Hawaii’s vital infrastructure.

     In addition to our timeless and consistent focus, our continuity continues through the high caliber and longevity of our team. For example, I’ve been with the Aquila Group of Funds for over 30 years now. Your Trust has been fortunate to draw upon the experience of many other long-tenured team members as well over the years.

     So, while the pieces of the puzzle may have changed shape over the years, when put together, the picture it forms is still the same - year in and year out.

     Thank you for your continued confidence and loyalty in Hawaiian Tax-Free Trust.

Sincerely,

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Hawaiian Tax-Free Trust ANNUAL REPORT Management Discussion Serving Hawaii investors since 1985

Fund Performance

     Hawaiian Tax-Free Trust (the “Trust”) had a total return without sales charges of 2.74% for Class Y shares, 2.54% for Class A shares, and 1.82% for Class C shares, for the calendar year ending December 31, 2017. For the fiscal year ending March 31, 2018, the total return, without sales charges, was 0.58% for Class Y shares, 0.38% for Class A shares, and -0.51% for Class C shares. The Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”) had a total return of 3.74% for the calendar year 2017, and 1.11% for the Trust’s fiscal year. (Performance of an index does not reflect management fees and expenses which are reflected in a fund’s performance. An investment cannot be made directly in an index.) In anticipation of rising rates, the Trust was positioned with a slightly shorter duration than the Index, and due to the high credit quality of Hawaii bonds, the Trust has a higher quality bias vs. the Index which contains approximately 1% Hawaii bonds. The Trust picked up ground on a relative basis vs. the Index in the first quarter of 2018 as rates did start to rise.

Municipal Market

     The municipal bond market had a positive year in 2017, along with other asset classes, despite numerous macro-economic factors that affected the market. After a brief sell-off in late 2016, due to the outcome of the U.S. election and potential inflationary pressures, municipal bonds had a strong start in 2017. This was not a surprise, given that over the past several years, major sell-offs have typically been followed by periods of strong performance as buyers come back into the market. During the second half of 2017, there was an increase in volatility driven by more political news relating to the attempts to repeal the Affordable Care Act and expectations of what the final tax reform bill could look like. Then in late December, the passage of the Tax Cut and Jobs Act of 2017 introduced several sweeping changes to both the personal and corporate tax rates at the Federal level. Going forward, we intend to continue to monitor dramatic policy changes in Washington and/or potential geopolitical flare ups.

     Most pertinent to the Hawaii municipal market is the tax relief at the Federal level provided by legislation approved at the end of 2017. However, while the Federal tax rates decreased, Hawaii reinstated three tax brackets for the highest earners in 2018. In addition, limiting the deduction for state and local taxes (“SALT”) for income, sales, and property to $10,000 and raising the state income tax rate mostly muted the impact of the Federal tax cuts. Therefore, in 2018 we believe demand for Hawaii municipal bonds from middle to higher-income residents will continue to remain strong.

     The year over year changes in the municipal yield curve as of March 31, 2018 have been mostly on the short end as the Federal Reserve (the “Fed”) increased the Federal Funds Target Rate three times in 2017 and just recently in March 2018, with market expectations of more Fed rate increases in the future.  Short-term municipal rates increased from 0.86% to 1.54% while the long end of the yield curve actually went down with a current rate of 2.95% compared to 3.03% from a year ago.

1 | Hawaiian Tax-Free Trust

MANAGEMENT DISCUSSION (continued)

     Hawaii Municipal bond issuance for 2017 totaled about $2.1 billion, about a 27% decline in volume compared to 2016. Some of the decline in issuance was due to issues being pushed back to 2018. However, many issuers that we haven’t seen in a long time issued bonds in 2017, like Hawaiian Home Lands. The interest rate environment provided opportunities to refund existing debt and fund projects at a low interest cost. Going forward, we anticipate seeing less Hawaii paper issuance and less refunding of current issuance due to the changes in the tax law. Hawaiian Tax-Free Trust provides an opportunity to be invested in a diversified Hawaii municipal portfolio, as we were able to participate in many new issuances over the years.

U.S. Economy

     The U.S. economy closed out 2017 on its firmest footing in more than a decade, and underlying economic momentum is predicted to accelerate in 2018, driven by firmer business investment (lifted by tax reform) as well as higher consumer spending (supported by a combination of a solid job market and household tax reduction). Further tightening in the labor market may deliver a modest pickup in wages and inflation in 2018. However, a number of structural forces (i.e. demographics, technology, and globalization) will likely provide a counterweight to rising inflationary pressure.

     The Federal Reserve, in March, raised its benchmark interest rate by a quarter-percentage point to a range between 1.50% and 1.75%. The Fed officials also expect the U.S. economy to strengthen in the coming months, as the 2018 forecast for gross domestic product was revised upward to 2.7% from 2.5% at their December policy meeting.

Hawaii Economy

     The Hawaii economy continues to benefit from improving global conditions. Visitor arrivals reached record highs and unemployment reached new lows in 2017. But despite the surging visitor numbers, visitor spending finished off the year with just moderate overall growth. We believe improving global conditions and Hawaii’s continued volume of construction activity for the next few years, along with additions to airline and room capacity, should provide a favorable environment for Hawaii’s economy going forward. Therefore, we expect revenues will continue to come in as expected, if not higher, provided there are not any dramatic policy changes in Washington. The effects of the federal tax cuts are yet to be seen in the Hawaii economy and we are closely watching various policy changes regarding tariffs and other geopolitical issues.

Outlook and Strategy

     In managing Hawaiian Tax-Free Trust, we keep in mind the Trust’s goal of achieving a reasonable level of double tax-free income together with relatively low principal fluctuation. Accordingly, we continually seek to manage the Trust prudently, both in terms of credit quality and interest rate risk, by investing primarily in highly rated municipal bonds with intermediate maturities.

2 | Hawaiian Tax-Free Trust

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Interest rates in the U.S. have begun to rise after having been at historical lows for some time, so the Trust faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Trust.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

3 | Hawaiian Tax-Free Trust

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Hawaiian Tax-Free Trust (the “Trust”) for the 10-year period ended March 31, 2018 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2018
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 2/20/85
With Maximum Sales Charge	(3.62)%	0.41%	2.32%	5.11%
Without Sales Charge	0.38	1.24	2.74	5.24
Class C since 4/01/96
With CDSC**	(1.49)	0.43	1.92	2.88
Without CDSC	(0.51)	0.43	1.92	2.88
Class Y since 4/01/96
No Sales Charge	0.58	1.44	2.94	4.01

Bloomberg Barclays Quality Index	1.11	1.91	3.57	5.15 *	(Class A)
				4.37	(Class C & Y)

Total return figures shown for the Trust reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

* From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

** CDSC = 1% contingent deferred sales charge imposed on redemptions made withing the first 12 months after purcchase.

4 | Hawaiian Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Hawaiian Tax-Free Trust:

Opinion on the Financial Statements

     We have audited the accompanying statement of assets and liabilities of Hawaiian Tax-Free Trust (the “Trust”), including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

     These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

     We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

     Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2018

5 | Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (36.8%)	(unaudited)	Value

	City & County (20.5%)
	City and County of Honolulu, Hawaii
	Series A
$2,000,000	5.000%, 10/01/23	Aa1/NR/AA+	$2,290,560
5,000,000	5.000%, 10/01/24	Aa1/NR/AA+	5,823,200
3,000,000	5.000%, 10/01/25	Aa1/NR/AA+	3,543,360
5,000,000	5.000%, 10/01/26	Aa1/NR/AA+	5,864,350
	City and County of Honolulu, Hawaii,
	Refunding, Series B
5,000,000	5.000%, 12/01/30	Aa1/NR/AA+	5,397,550
3,000,000	5.000%, 12/01/33	Aa1/NR/AA+	3,235,260
5,000,000	4.750%, 12/01/35	Aa1/NR/AA+	5,319,650
	City and County of Honolulu, Hawaii,
	Series B
1,000,000	5.000%, 09/01/21	Aa1/NR/AA+	1,104,000
2,000,000	5.000%, 11/01/22	Aa1/NR/AA+	2,254,660
1,525,000	5.000%, 10/01/26	Aa1/NR/AA+	1,788,627
5,000,000	4.000%, 11/01/27	Aa1/NR/AA+	5,291,300
5,000,000	4.500%, 11/01/28	Aa1/NR/AA+	5,434,450
4,000,000	4.500%, 11/01/29	Aa1/NR/AA+	4,338,520
	City and County of Honolulu, Hawaii,
	Series C
200,000	4.750%, 09/01/18	Aa1/NR/AA+	202,668
2,860,000	5.000%, 10/01/23	Aa1/NR/AA+	3,275,501
2,615,000	5.000%, 10/01/26	Aa1/NR/AA+	3,067,055
2,060,000	5.000%, 10/01/27	Aa1/NR/AA+	2,408,449
3,000,000	5.000%, 10/01/28	Aa1/NR/AA+	3,494,070
	City and County of Honolulu, Hawaii,
	Series E, Crossover Refunding
1,000,000	5.000%, 09/01/28	Aa1/NR/AA+	1,202,890
1,820,000	5.000%, 09/01/29	Aa1/NR/AA+	2,175,810
	City and County of Honolulu, Hawaii,
	Series F
5,455,000	5.000%, 09/01/20	Aa1/NR/AA+	5,710,349
	City and County of Honolulu, Hawaii,
	Series 2017H, FRN (SIFMA plus 0.30%)
5,000,000	1.880%, 09/01/22	Aa1/NR/AA+	5,001,600
1,500,000	5.000%, 09/01/25	Aa2/AA-/NR	1,764,420
	County of Hawaii, 2010 - Series A
1,650,000	5.000%, 03/01/19	Aa2/AA-/AA+	1,701,133

6 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	City & County (continued)
	County of Hawaii, 2016 - Series A
$1,000,000	4.000%, 09/01/35	Aa2/AA-/NR	$1,055,500
	County of Hawaii, 2017 - Series A
1,000,000	5.000%, 09/01/18	Aa2/NR/AA+	1,014,320
1,000,000	5.000%, 09/01/19	Aa2/NR/AA+	1,046,810
1,610,000	5.000%, 09/01/27	Aa2/NR/AA+	1,924,030
2,930,000	5.000%, 09/01/28	Aa2/NR/AA+	3,488,634
4,150,000	5.000%, 09/01/29	Aa2/NR/AA+	4,923,062
	County of Hawaii, 2016 - Series C
300,000	5.000%, 09/01/27	Aa2/AA-/NR	353,760
	County of Hawaii, 2017 - Series D
2,000,000	4.000%, 09/01/27	Aa2/NR/AA+	2,231,520
2,430,000	4.000%, 09/01/28	Aa2/NR/AA+	2,701,042
	County of Kauai, Hawaii, 2011 - Series A
205,000	5.000%, 08/01/19	Aa2/AA/AA	214,061
	County of Kauai, Hawaii,
	2012-Series A
515,000	5.000%, 08/01/21	Aa2/AA/AA	567,283
	County of Kauai, Hawaii, 2005 -
	Series A, Unrefunded
760,000	5.000%, 08/01/18 NPFG/ FGIC Insured	Aa2/AA/NR	762,052
510,000	5.000%, 08/01/19 NPFG/ FGIC Insured	Aa2/AA/NR	511,418
	County of Kauai, Hawaii, 2017 Series
280,000	5.000%, 08/01/21	Aa2/NR/AA	308,426
250,000	4.000%, 08/01/22	Aa2/NR/AA	270,408
300,000	3.000%, 08/01/24	Aa2/NR/AA	312,294
220,000	5.000%, 08/01/25	Aa2/NR/AA	258,542
185,000	5.000%, 08/01/26	Aa2/NR/AA	220,951
235,000	5.000%, 08/01/28	Aa2/NR/AA	281,657
825,000	2.500%, 08/01/29	Aa2/NR/AA	775,665
385,000	5.000%, 08/01/30	Aa2/NR/AA	457,923
200,000	4.000%, 08/01/32	Aa2/NR/AA	214,980
200,000	5.000%, 08/01/37	Aa2/NR/AA	233,746
	County of Kauai, Hawaii, Refunding,
	Series A
1,125,000	3.250%, 08/01/21	Aa2/AA/AA	1,175,220
1,445,000	4.000%, 08/01/22	Aa2/AA/AA	1,542,379
1,250,000	4.000%, 08/01/24	Aa2/AA/AA	1,345,588
1,000,000	3.625%, 08/01/25	Aa2/AA/AA	1,041,210

7 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	City & County (continued)
	County of Kauai, Hawaii, Refunding,
	Series A (continued)
$970,000	3.000%, 08/01/25	Aa2/AA/AA	$994,570
600,000	3.000%, 08/01/26	Aa2/AA/AA	610,740
2,280,000	4.500%, 08/01/28	Aa2/AA/AA	2,470,745
345,000	5.000%, 08/01/29	Aa2/AA/AA	385,869
	County of Maui, Hawaii
1,035,000	3.000%, 06/01/27	Aa1/AA+/AA+	1,053,847
2,000,000	3.000%, 06/01/28	Aa1/AA+/AA+	2,020,980
	County of Maui, Hawaii, Refunding,
	Series B
3,950,000	4.000%, 06/01/19	Aa1/AA+/AA+	4,059,020
4,620,000	4.000%, 06/01/20	Aa1/AA+/AA+	4,846,472
2,395,000	4.000%, 06/01/21	Aa1/AA+/AA+	2,507,182
	County of Maui, Hawaii, Series 2012
320,000	5.000%, 06/01/21	Aa1/AA+/AA+	351,424
	County of Maui, Hawaii, Series 2014
4,065,000	5.000%, 06/01/20	Aa1/AA+/AA+	4,350,160
	County of Maui, Hawaii, Series 2014
	Refunding
1,000,000	5.000%, 06/01/18	Aa1/AA+/AA+	1,005,680
1,090,000	5.000%, 06/01/19	Aa1/AA+/AA+	1,132,575
1,900,000	5.000%, 06/01/22	Aa1/AA+/AA+	2,131,287
1,015,000	5.000%, 06/01/23	Aa1/AA+/AA+	1,159,840
4,015,000	5.000%, 06/01/24	Aa1/AA+/AA+	4,664,346
	Total City & County		144,666,650

	State (16.3%)
	State of Hawaii, Series DK,
	Unrefunded balance
140,000	5.000%, 05/01/19	Aa1/AA+/NR	140,378
	State of Hawaii, Series DY, Refunding
3,815,000	5.000%, 02/01/20	Aa1/AA+/AA	4,039,818
	State of Hawaii, Series DZ,
	Unrefunded balance
795,000	5.000%, 12/01/19	Aa1/AA+/NR	838,041
	State of Hawaii, Series EE
1,195,000	5.000%, 11/01/21	Aa1/AA+/AA	1,322,973
385,000	5.000%, 11/01/22	Aa1/AA+/AA	434,380

8 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	State (continued)
	State of Hawaii, Series EE,
	Unrefunded balance
$2,915,000	5.000%, 11/01/25	Aa1/AA+/NR	$3,269,901
	State of Hawaii, Series EF
1,235,000	5.000%, 11/01/23	Aa1/AA+/AA	1,391,672
5,000,000	5.000%, 11/01/24	Aa1/AA+/AA	5,631,950
	State of Hawaii, Series EH
500,000	5.000%, 08/01/18	Aa1/AA+/AA	505,735
1,500,000	5.000%, 08/01/20	Aa1/AA+/AA	1,611,405
3,380,000	5.000%, 08/01/25	Aa1/AA+/AA	3,844,142
	State of Hawaii, Series EH,
	Unrefunded balance
315,000	5.000%, 08/01/21	Aa1/AA+/NR	346,765
	State of Hawaii, Series EL, Refunding
2,045,000	5.000%, 08/01/23	Aa1/AA+/AA	2,337,967
	State of Hawaii, Series EO, Refunding
1,000,000	5.000%, 08/01/21	Aa1/AA+/AA	1,100,840
4,000,000	5.000%, 08/01/27	Aa1/AA+/AA	4,614,680
2,000,000	5.000%, 08/01/28	Aa1/AA+/AA	2,301,000
1,000,000	5.000%, 08/01/29	Aa1/AA+/AA	1,146,700
1,300,000	5.000%, 08/01/30	Aa1/AA+/AA	1,486,628
	State of Hawaii, Series EP, Refunding
2,000,000	5.000%, 08/01/22	Aa1/AA+/AA	2,245,740
5,075,000	5.000%, 08/01/23	Aa1/AA+/AA	5,802,044
5,000,000	5.000%, 08/01/24	Aa1/AA+/AA	5,806,600
5,000,000	5.000%, 08/01/25	Aa1/AA+/AA	5,790,600
5,250,000	5.000%, 08/01/26	Aa1/AA+/AA	6,066,742
	State of Hawaii, Series ET
200,000	5.000%, 10/01/24	Aa1/AA+/AA	232,928
	State of Hawaii, Series EU
1,690,000	3.000%, 10/01/25	Aa1/AA+/AA	1,765,087
	State of Hawaii, Series EZ Refunding
2,000,000	5.000%, 10/01/26	Aa1/AA+/AA	2,344,260
	State of Hawaii, Series FB
6,125,000	5.000%, 04/01/27	Aa1/AA+/AA	7,247,835
2,255,000	4.000%, 04/01/29	Aa1/AA+/AA	2,452,673
	State of Hawaii, Series FG
470,000	5.000%, 10/01/28	Aa1/AA+/AA	557,843

9 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	State (continued)
	State of Hawaii, Series FH
$3,615,000	5.000%, 10/01/28	Aa1/AA+/AA	$4,290,643
	State of Hawaii, Series FK
4,000,000	4.000%, 05/01/21	Aa1/AA+/AA	4,257,320
4,000,000	4.000%, 05/01/22	Aa1/AA+/AA	4,313,360
	State of Hawaii, Series FN
2,500,000	5.000%, 10/01/29	Aa1/AA+/AA	2,997,275
	State of Hawaii, Series FT
11,000,000	5.000%, 01/01/29	Aa1/AA+/AA	13,280,190
4,000,000	5.000%, 01/01/33	Aa1/AA+/AA	4,745,760
4,000,000	5.000%, 01/01/35	Aa1/AA+/AA	4,715,880
	Total State		115,277,755
	Total General Obligation Bonds		259,944,405

	Revenue Bonds (38.7%)
	Airport (4.9%)
	State of Hawaii Airport System
	Revenue Refunding, AMT
13,000,000	5.000%, 07/01/21	A1/A+/A+	14,154,660
5,000,000	5.000%, 07/01/22	A1/A+/A+	5,458,900
1,500,000	5.000%, 07/01/23	A1/A+/A+	1,635,690
2,000,000	5.000%, 07/01/24	A1/A+/A+	2,178,300
1,000,000	5.000%, 07/01/45	A1/A+/A+	1,103,280
	State of Hawaii Airport System
	Revenue Refunding, AMT, Series B
250,000	5.000%, 07/01/19	A1/A+/A+	260,015
	State of Hawaii Airport System
	Revenue Refunding, Series A
1,150,000	5.250%, 07/01/21	A1/A+/A+	1,237,653
1,000,000	5.250%, 07/01/23	A1/A+/A+	1,075,760
	State of Hawaii Airport System
	Revenue, Series A
2,000,000	4.000%, 07/01/20	A1/A+/A+	2,092,720
3,020,000	5.000%, 07/01/22	A1/A+/A+	3,232,940
	State of Hawaii Department of
	Transportation Airports Division
	Lease Revenue COP AMT
1,060,000	5.000%, 08/01/21 AGM Insured	A2/AA/A	1,156,492
800,000	5.000%, 08/01/21	A2/A/A	871,208

10 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	unaudited)	Value

	Airport (continued)
	Transportation Airports Division
	Lease Revenue COP AMT (continued)
$360,000	5.000%, 08/01/23	A2/A/A	$402,905
	Total Airport		34,860,523

	Education (4.0%)
	University of Hawaii, Revenue
	Refunding, Medical School, Series E
500,000	5.000%, 10/01/21	Aa2/NR/AA	551,450
1,565,000	5.000%, 10/01/25	Aa2/NR/AA	1,846,105
4,635,000	5.000%, 10/01/29	Aa2/NR/AA	5,447,052
3,825,000	5.000%, 10/01/31	Aa2/NR/AA	4,463,546
	University of Hawaii, Series A
1,155,000	4.000%, 10/01/18	Aa2/NR/AA	1,169,287
	University of Hawaii, Series A-2
1,000,000	4.000%, 10/01/19	Aa2/NR/AA	1,034,700
	University of Hawaii, Series B
1,055,000	4.000%, 10/01/23	Aa2/NR/AA	1,151,058
1,250,000	4.000%, 10/01/24	Aa2/NR/AA	1,376,725
1,050,000	5.000%, 10/01/25	Aa2/NR/AA	1,238,601
1,015,000	5.000%, 10/01/26	Aa2/NR/AA	1,191,224
	University of Hawaii, Series F
1,595,000	5.000%, 10/01/25	Aa2/NR/AA	1,881,494
1,335,000	5.000%, 10/01/29	Aa2/NR/AA	1,578,371
2,080,000	5.000%, 10/01/30	Aa2/NR/AA	2,442,149
2,690,000	5.000%, 10/01/31	Aa2/NR/AA	3,153,460
	Total Education		28,525,222

	Housing (1.8%)
	State of Hawaii Housing Finance and
	Development Corp., Hale Kewalo
	Apartments, Series A
10,000,000	1.900%, 01/01/21 GNMA/FHA Insured	NR/AA+/NR	9,970,700
	State of Hawaii Housing Finance and
	Development Corp.,
	Iwilei Apartments, Series A
1,825,000	3.750%, 01/01/31 FHLMC Insured
	Liquidity Agreement	NR/AA+/NR	1,854,310

11 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Housing (continued)
	State of Hawaii Housing Finance and
	Development Corp., Kuhio
	Park Terrace, Series A
$185,000	3.850%, 10/01/21 FHLMC Insured
	Liquidity Agreement	NR/AA+/NR	$194,568
	State of Hawaii Housing Finance and
	Development Corp. Single Family
	Mortgage, Series B
635,000	4.500%, 01/01/26 GNMA/ FNMA/
	FHLMC Insured	Aaa/AA+/AAA	641,483
	Total Housing		12,661,061

	Medical (6.7%)
	Hawaii State Department of Budget
	and Finance, Special Purpose Revenue
	(Hawaii Pacific Health) Series A
940,000	5.000%, 07/01/19	A1/NR/AA-	977,534
695,000	5.000%, 07/01/20	A1/NR/AA-	743,212
750,000	5.000%, 07/01/21	A1/NR/AA-	821,557
1,000,000	5.000%, 07/01/24	A1/NR/AA-	1,131,580
685,000	5.000%, 07/01/25	A1/NR/AA-	771,529
1,355,000	5.000%, 07/01/27	A1/NR/AA-	1,509,904
	Hawaii State Department of Budget
	and Finance, Special Purpose Revenue
	(Hawaii Pacific Health) Series B
250,000	5.000%, 07/01/18	A1/NR/AA-	252,062
420,000	5.000%, 07/01/20	A1/NR/AA-	449,135
	Hawaii State Department of Budget and
	Finance, Special Purpose Revenue
	(Queens Health System) Series A
2,025,000	5.000%, 07/01/20	A1/AA-/NR	2,170,577
1,295,000	5.000%, 07/01/21	A1/AA-/NR	1,421,560
1,500,000	5.000%, 07/01/22	A1/AA-/NR	1,681,545
1,070,000	5.000%, 07/01/23	A1/AA-/NR	1,214,760
4,655,000	5.000%, 07/01/24	A1/AA-/NR	5,364,469
	Hawaii State Department of Budget and
	Finance, Special Purpose Revenue
	(Queens Health System) Series A
1,395,000	5.000%, 07/01/25	A1/AA-/NR	1,623,724
1,715,000	5.000%, 07/01/26	A1/AA-/NR	1,983,895

12 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Medical (continued)
	Hawaii State Department of Budget and
	Finance, Special Purpose Revenue
	(Queens Health System)
	Series A (continued)
$2,000,000	5.000%, 07/01/27	A1/AA-/NR	$2,303,600
850,000	5.000%, 07/01/28	A1/AA-/NR	976,012
15,895,000	5.000%, 07/01/35	A1/AA-/NR	17,840,389
	Hawaii State Department of Budget
	and Finance, Special Purpose Revenue
	(Senior Living Revenue, Kahala Nui)
3,575,000	5.125%, 11/15/32	NR/NR/A-	3,958,633
	Total Medical		47,195,677

	Other (1.1%)
	Hawaii State Department of Hawaiian
	Home Lands, Series 2017
825,000	4.000%, 04/01/19	Aa3/NR/NR	843,958
925,000	5.000%, 04/01/22	Aa3/NR/NR	1,029,516
500,000	5.000%, 04/01/23	Aa3/NR/NR	566,130
500,000	5.000%, 04/01/24	Aa3/NR/NR	575,495
850,000	5.000%, 04/01/26	Aa3/NR/NR	1,000,424
905,000	5.000%, 04/01/29	Aa3/NR/NR	1,060,769
580,000	5.000%, 04/01/30	Aa3/NR/NR	677,324
	Hawaii State Department of Hawaiian
	Home Lands, COP (Kapolei Office
	Facility), 2017 Series A
750,000	3.000%, 11/01/18	Aa2/NR/NR	756,142
320,000	5.000%, 11/01/24	Aa2/NR/NR	372,032
1,115,000	5.000%, 11/01/27	Aa2/NR/NR	1,335,346
	Total Other		8,217,136

	Transportation (7.5%)
	State of Hawaii Harbor System,
	Series A
130,000	5.000%, 07/01/18	A1/AA-/AA-	131,085
16,500,000	5.750%, 07/01/35	A1/AA-/AA-	17,816,865
4,025,000	5.625%, 07/01/40	A1/AA-/AA-	4,330,658

13 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Transportation (continued)
	State of Hawaii Highway Revenue
$5,135,000	5.500%, 07/01/18	Aa2/AA+/AA	$5,185,272
	State of Hawaii Highway Revenue,
	Series A
500,000	5.000%, 01/01/24	Aa2/AA+/AA	575,145
1,555,000	5.000%, 01/01/25	Aa2/AA+/AA	1,804,733
285,000	5.000%, 01/01/26	Aa2/AA+/AA	328,975
5,000,000	5.000%, 01/01/27	Aa2/AA+/AA	5,946,400
5,000,000	5.000%, 01/01/30	Aa2/AA+/AA	5,885,150
4,750,000	4.000%, 01/01/31	Aa2/AA+/AA	5,108,862
3,040,000	5.000%, 01/01/32	Aa2/AA+/AA	3,331,627
	State of Hawaii Highway Revenue,
	Series B
2,000,000	5.000%, 01/01/25	Aa2/AA+/AA	2,336,860
	Total Transportation		52,781,632

	Utility (1.8%)
	Hawaii State Department of Budget
	and Finance, Special Purpose Revenue
	(Hawaiian Electric Co.), Series A, AMT
10,400,000	3.100%, 05/01/26	Baa2/NR/A-	10,326,368
	State of Hawaii, Department of Business,
	Economic Development and Tourism
	Green Energy Market Securitization
	Bonds, Series A (Federally Taxable)
2,214,672	1.467%, 07/01/22	Aaa/AAA/AAA	2,188,118
	Total Utility		12,514,486

	Water & Sewer (10.9%)
	City and County of Honolulu, Hawaii,
	Board of Water Supply Water System,
	Series A
265,000	5.000%, 07/01/21	Aa2/NR/AA+	291,161
1,000,000	5.000%, 07/01/23	Aa2/NR/AA+	1,140,070
1,030,000	5.000%, 07/01/24	Aa2/NR/AA+	1,194,769
1,795,000	5.000%, 07/01/26	Aa2/NR/AA+	2,068,576
875,000	5.000%, 07/01/27	Aa2/NR/AA+	1,007,808
1,750,000	5.000%, 07/01/28	Aa2/NR/AA+	2,002,507

14 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water & Sewer (continued)
	City and County of Honolulu, Hawaii,
	Board of Water Supply Water
	System, Refunding Series A
$4,795,000	4.500%, 07/01/29	Aa2/NR/AA+	$5,178,744
4,955,000	4.500%, 07/01/30	Aa2/NR/AA+	5,339,112
5,020,000	5.000%, 07/01/31	Aa2/NR/AA+	5,573,555
3,040,000	5.000%, 07/01/32	Aa2/NR/AA+	3,372,606
3,495,000	5.000%, 07/01/33	Aa2/NR/AA+	3,872,914
	City and County of Honolulu, Hawaii,
	Wastewater System (First Bond
	Resolution) Senior Series 2009 A,
	Unrefunded balance
445,000	5.000%, 07/01/20	Aa2/NR/AA	463,387
530,000	5.000%, 07/01/21	Aa2/NR/AA	551,767
	City and County of Honolulu, Hawaii,
	Wastewater System (First Bond
	Resolution) Senior Series 2012 B
2,500,000	5.000%, 07/01/22	Aa2/NR/AA	2,802,575
2,000,000	4.000%, 07/01/28	Aa2/NR/AA	2,101,900
3,000,000	4.000%, 07/01/30	Aa2/NR/AA	3,139,350
	City and County of Honolulu, Hawaii,
	Wastewater System (First Bond
	Resolution) Senior Series 2015 B
1,000,000	5.000%, 07/01/22	Aa2/NR/AA	1,121,030
2,060,000	5.000%, 07/01/23	Aa2/NR/AA	2,348,544
2,000,000	5.000%, 07/01/24	Aa2/NR/AA	2,319,940
2,075,000	5.000%, 07/01/25	Aa2/NR/AA	2,442,275
2,000,000	5.000%, 07/01/30	Aa2/NR/AA	2,306,440
2,000,000	5.000%, 07/01/31	Aa2/NR/AA	2,296,500
	City and County of Honolulu, Hawaii,
	Wastewater System (First Bond
	Resolution) Senior Series 2016 A
3,000,000	5.000%, 07/01/34	Aa2/NR/AA	3,468,420
	City and County of Honolulu, Hawaii,
	Wastewater System (First Bond
	Resolution) Senior Series 2018 A
6,000,000	5.000%, 07/01/36	Aa2/NR/AA	7,018,200

15 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water & Sewer (continued)
	City and County of Honolulu, Hawaii,
	Wastewater System (Second Bond
	Resolution) Junior Series 2010 A
$7,400,000	4.500%, 07/01/27	Aa3/NR/AA-	$7,785,466
	City and County of Honolulu, Hawaii,
	Wastewater System (Second Bond
	Resolution) Junior Series 2015 A
850,000	5.000%, 07/01/21	Aa3/NR/AA-	933,070
4,000,000	5.000%, 07/01/25	Aa3/NR/AA-	4,678,960
	Total Water & Sewer		76,819,646
	Total Revenue Bonds		273,575,383

	Pre-Refunded\
	Escrowed to Maturity Bonds (23.2%)††
	Pre-Refunded\Escrowed to Maturity
	General Obligation Bonds (16.3%)
	City & County (7.9%)
	City and County of Honolulu, Hawaii,
	Series A, Prerefunded to
	11/01/22 @100
2,000,000	5.000%, 11/01/26	Aa1/NR/AA+	2,262,120
5,000,000	5.000%, 11/01/27	Aa1/NR/AA+	5,655,300
5,000,000	5.000%, 11/01/31	Aa1/NR/AA+	5,655,300
5,000,000	5.000%, 11/01/32	Aa1/NR/AA+	5,655,300
	City and County of Honolulu, Hawaii,
	Series D, Prerefunded to 09/01/19 @100
3,820,000	5.250%, 09/01/27	Aa1/NR/AA+	4,012,643
7,390,000	5.250%, 09/01/28	Aa1/NR/AA+	7,762,678
8,585,000	5.250%, 09/01/30	Aa1/NR/AA+	9,017,942
9,105,000	5.250%, 09/01/31	Aa1/NR/AA+	9,564,165
	County of Hawaii, Series A, Prerefunded
	to 09/01/22 @100
1,500,000	5.000%, 09/01/30	Aa2/AA-/AA+	1,691,100
	County of Hawaii, 2010-Series A,
	Prerefunded to 03/01/20 @100
1,000,000	5.000%, 03/01/29	Aa2/AA-/AA+	1,062,360

16 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal	Pre-Refunded\	and Fitch
Amount	Escrowed to Maturity Bonds (continued)	(unaudited)	Value

	City & County (continued)
	County of Hawaii, 2013 - Series A,
	Prerefunded to 09/01/22 @100
$500,000	5.000%, 09/01/23	Aa2/AA-/AA+	$563,700
1,000,000	5.000%, 09/01/25	Aa2/AA-/AA+	1,127,400
1,000,000	5.000%, 09/01/27	Aa2/AA-/AA+	1,127,400
1,000,000	5.000%, 09/01/28	Aa2/AA-/AA+	1,127,400
	Total City & County		56,284,808

	State (8.4%)
	Guam Government, Series A,
	Prerefunded to 11/15/19 @100
5,000,000	6.750%, 11/15/29	NR/NR/NR*	5,391,650
	State of Hawaii, Prerefunded to
	05/01/18 @100
715,000	5.000%, 05/01/19	NR/NR/NR*	716,931
	State of Hawaii, Series DK,
	ETM 5/01/18
490,000	5.000%, 05/01/18	NR/NR/NR*	491,323
	State of Hawaii, Series DK, Prerefunded
	to 05/01/18 @100
120,000	5.000%, 05/01/20	Aa1/AA+/NR	120,329
55,000	5.000%, 05/01/20	NR/NR/NR*	55,149
760,000	5.000%, 05/01/23	NR/NR/NR*	762,052
	State of Hawaii, Series DN, Prerefunded
	to 08/01/18 @100
100,000	5.000%, 08/01/21	Aa1/AA+/AA	101,147
75,000	5.000%, 08/01/21	NR/NR/NR*	75,836
680,000	5.250%, 08/01/25	NR/NR/NR*	688,126
420,000	5.250%, 08/01/25	Aa1/AA+/AA	425,162
	State of Hawaii, Series DQ, Prerefunded
	to 06/01/19 @100
6,620,000	5.000%, 06/01/23	NR/NR/NR*	6,870,766
600,000	5.000%, 06/01/25	NR/NR/NR*	622,728
400,000	5.000%, 06/01/25	Aa1/AA+/AA	415,624
	State of Hawaii, Series DZ, ETM
730,000	5.000%, 12/01/19	NR/NR/NR*	767,427
15,000	5.000%, 12/01/19	NR/NR/NR*	15,794

17 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal	Pre-Refunded\	and Fitch
Amount	Escrowed to Maturity Bonds (continued)	(unaudited)	Value

	State (continued)
	State of Hawaii, Series DZ, Prerefunded
	to 12/01/21 @100
$3,710,000	5.000%, 12/01/26	NR/NR/NR*	$4,107,860
3,580,000	5.000%, 12/01/26	NR/NR/NR*	3,950,566
1,305,000	5.000%, 12/01/26	Aa1/AA+/AA	1,449,842
3,240,000	5.000%, 12/01/28	NR/NR/NR*	3,587,458
945,000	5.000%, 12/01/28	Aa1/AA+/AA	1,049,886
8,845,000	5.000%, 12/01/29	NR/NR/NR*	9,793,538
1,735,000	5.000%, 12/01/29	Aa1/AA+/AA	1,927,568
4,220,000	5.000%, 12/01/30	NR/NR/NR*	4,672,553
2,315,000	5.000%, 12/01/30	Aa1/AA+/AA	2,571,942
	State of Hawaii, Series EE, Prerefunded
	to 11/01/22 @100
80,000	5.000%, 11/01/24	Aa1/AA+/NR	90,485
45,000	5.000%, 11/01/24	NR/NR/NR*	50,793
2,385,000	5.000%, 11/01/25	NR/NR/NR*	2,692,021
70,000	5.000%, 11/01/27	NR/NR/NR*	79,011
220,000	5.000%, 11/01/27	Aa1/AA+/NR	248,833
	State of Hawaii, Series EE, ETM
3,000,000	5.000%, 11/01/22	NR/NR/NR*	3,386,190
	State of Hawaii, Series EH, Prerefunded
	to 08/01/23 @100
1,800,000	5.000%, 08/01/27	Aa1/AA+/AA	2,063,718
	State of Hawaii, Series EH, ETM
5,000	5.000%, 08/01/21	NR/NR/NR*	5,506
	Total State		59,247,814
	Total Pre-Refunded\
	Escrowed to Maturity
	General Obligation Bonds		115,532,622

	Pre-Refunded Revenue Bonds (6.9%)
	Education (0.8%)
	University of Hawaii, Series A,
	Prerefunded 10/01/19 @100
5,225,000	5.250%, 10/01/34	Aa2/NR/AA	5,503,127

18 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
Principal	Pre-Refunded\	and Fitch
Amount	Escrowed to Maturity Bonds (continued)	(unaudited)	Value

	Housing (0.1%)
	Hawaii State Department of Hawaiian
	Home Lands, Prerefunded to
	04/01/19@100
$1,000,000	5.500%, 04/01/20	NR/NR/NR*	$1,038,220

	Transportation (3.0%)
	State of Hawaii Highway Revenue,
	Prerefunded 01/01/019 @100
5,220,000	6.000%, 01/01/23	Aa2/AA+/AA	5,389,911
	State of Hawaii Highway Revenue,
	Series A, Prerefunded to
	01/01/22 @100
6,000,000	5.000%, 01/01/28	Aa2/AA+/AA	6,666,720
4,100,000	5.000%, 01/01/29	Aa2/AA+/AA	4,555,592
3,980,000	5.000%, 01/01/30	Aa2/AA+/AA	4,422,258
	Total Transportation		21,034,481

	Water & Sewer (3.0%)
	City and County of Honolulu, Hawaii,
	Wastewater System, Prerefunded to
	07/01/21 @100
5,360,000	4.500%, 07/01/28	Aa2/NR/AA	5,813,992
4,480,000	4.500%, 07/01/30	Aa2/NR/AA	4,859,456
1,000,000	4.000%, 07/01/31	Aa2/NR/AA	1,069,010
2,000,000	5.250%, 07/01/36	Aa2/NR/AA	2,216,460
	City and County of Honolulu, Hawaii,
	Wastewater System (First Bond
	Resolution) Senior Series 2009 A,
	Prerefunded to 07/01/19 @100
555,000	5.000%, 07/01/20	NR/NR/NR*	578,144
	City and County of Honolulu, Hawaii,
	Wastewater System (First Bond
	Resolution) Senior Series 2012 A,
	Prerefunded to 07/01/22 @100
1,000,000	5.000%, 07/01/30	Aa2/NR/AA	1,123,640
1,000,000	5.000%, 07/01/31	Aa2/NR/AA	1,123,640
1,500,000	5.000%, 07/01/32	Aa2/NR/AA	1,685,460
2,500,000	5.000%, 07/01/42	Aa2/NR/AA	2,809,100
	Total Water & Sewer		21,278,902

19 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

		Rating
		Moody’s, S&P
	Pre-Refunded\	and Fitch
Shares	Escrowed to Maturity Bonds (continued)	(unaudited)	Value

	Total Pre-Refunded
	Revenue Bonds		$48,854,730
	Total Pre-Refunded\ Escrowed to
	Maturity Bonds		164,387,352
	Total Municipal Bonds
	(cost $687,311,103)		697,907,140

	Short-Term Investment (0.5%)
	Dreyfus Government Cash Management,
	Institutional Shares, 1.54%**
3,439,239	(cost $3,439,239)	Aaa-mf/AAAm/NR	3,439,239
	Total Investments
	(cost $690,750,342-note 4)	99.2%	701,346,379
	Other assets less liabilities	0.8	5,832,016
	Net Assets	100.0%	$707,178,395

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments †
Aaa and Aaa-m of Moody’s or AAA of
S&P or Fitch	0.9%
Pre-Refunded bonds\ ETM bonds ††	23.4
Aa of Moody’s or AA of S&P or Fitch	59.3
A of Moody’s or S&P or Fitch	14.9
Baa of Moody’s	1.5
100.0%

PORTFOLIO ABBREVIATION:

AGM - Assured Guaranty Municipal Corp.
AMT - Alternative Minimum Tax
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Administration
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association.
FRN - Floating Rate Note
GNMA - Government National Mortgage Association
NPFG - National Public Finance Guarantee
NR - Not Rated
SIFMA - Securities Industry and Financial Markets Association

20 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2018

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Calculated using the Moody’s rating unless otherwise noted.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

21 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

ASSETS
Investments at value (cost $690,750,342)	$701,346,379
Interest receivable	8,473,218
Receivable for Trust shares sold	70,318
Other assets	80,993
Total assets	709,970,908
LIABILITIES
Payable for investment securities purchased	1,374,406
Payable for Trust shares redeemed	609,634
Dividends payable	294,624
Advisory and Administrative fees payable	270,747
Distribution and service fees payable	2,632
Accrued expenses payable	240,470
Total liabilities	2,792,513
NET ASSETS	$707,178,395
Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares,
par value $0.01 per share	$634,778
Additional paid-in capital	696,009,881
Net unrealized appreciation on investments (note 4)	10,596,037
Accumulated net realized loss on investments	(62,542)
Undistributed net investment income	241
	$707,178,395
CLASS A
Net Assets	$608,538,215
Capital shares outstanding	54,628,845
Net asset value and redemption price per share	$11.14
Maximum offering price per share (100/96 of $11.14)	$11.60
CLASS C
Net Assets	$40,131,627
Capital shares outstanding	3,604,986
Net asset value and offering price per share	$11.13
Redemption price per share (*a charge of 1% is imposed
on the redemption proceeds, or on the original price,
whichever is lower, if redeemed during the first 12
months after purchase)	$11.13	*
CLASS Y
Net Assets	$58,508,553
Capital shares outstanding	5,243,996
Net asset value, offering and redemption price per share	$11.16

See accompanying notes to financial statements.

22 | Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2018

Investment Income:

Interest income		$20,742,814

Expenses:

Investment Adviser fee (note 3)	$1,705,559
Distribution and service fee (note 3)	1,702,780
Administrator/Business Manager fee (note 3)	1,631,404
Transfer and shareholder servicing agent fees	379,496
Trustees’ fees and expenses (note 7)	266,103
Legal fees	205,056
Fund accounting fees	136,776
Shareholders’ reports and proxy statements	63,354
Registration fees and dues	49,695
Insurance	30,546
Auditing and tax fees	29,500
Custodian fees	24,069
Chief compliance officer services (note 3)	11,114
Miscellaneous	76,034

Total expenses		6,311,486
Net investment income		14,431,328

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	1,632,190
Change in unrealized appreciation on
investments	(13,218,055)

Net realized and unrealized gain
on investments		(11,585,865)
Net change in net assets resulting from
operations		$2,845,463

See accompanying notes to financial statements.

23 | Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
OPERATIONS:
Net investment income	$14,431,328	$15,116,520
Realized gain (loss) from securities
transactions	1,632,190	(128,279)
Change in unrealized appreciation on
investments	(13,218,055)	(19,551,360)
Change in net assets resulting from
operations	2,845,463	(4,563,119)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares:
Net investment income	(12,730,297)	(13,396,077)

Class C Shares:
Net investment income	(533,649)	(624,548)

Class Y Shares:
Net investment income	(1,167,344)	(1,095,697)
Change in net assets from distributions	(14,431,290)	(15,116,322)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	53,344,661	78,631,875
Reinvested dividends and distributions	11,198,826	11,866,598
Cost of shares redeemed	(100,911,286)	(89,071,744)
Change in net assets from capital share
transactions	(36,367,799)	1,426,729

Change in net assets	(47,953,626)	(18,252,712)

NET ASSETS:
Beginning of period	755,132,021	773,384,733

End of period*	$707,178,395	$755,132,021

*Includes undistributed net investment of:	$241	$203

See accompanying notes to financial statements.

24 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

1. Organization

     Hawaiian Tax-Free Trust (the “Trust”), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares or Class T Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)	Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

25 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of March 31, 2018:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices - Short-Term Investment	$3,439,239
Level 2 – Other Significant Observable
Inputs – Municipal Bonds	697,907,140
Level 3 – Significant Unobservable Inputs	—
Total	$701,346,379

*See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount and market discount.

e)	Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2015 –2017) or expected to be taken in the Fund’s 2018 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

26 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2018, the Trust decreased additional paid-in capital by $2,177,242 and decreased accumulated net realized loss by $2,177,242. These reclassifications had no effect on net assets or net asset value per share.

i)	The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a) Management Arrangements:

     The Asset Management Group of Bank of Hawaii (the “Adviser”), serves as Investment Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust’s investments. Aquila Investment Management LLC (the “Administrator/ Business Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Administrator/Business Manager for the Trust under an Administration and Business Management Agreement with the Trust. The Administrator/Business Manager provides all administrative services to the Trust other than those relating to its investment portfolio. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the shareholder servicing agent, fund accounting agent, custodian, legal counsel, auditors and distributor.

     The Trust pays the Adviser a fee which is payable monthly and computed on the net assets of the Trust as of the close of business each day at the annual rate of 0.23% of the Trust’s net assets up to and including $875 million; 0.17% of the Trust’s net assets between $875 million and $1.5 billion; and 0.155% of the Trust’s net assets over $1.5 billion. For its services, the Administrator/Business Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.22% of the Trust’s net assets.

     Under a Compliance Agreement with the Administrator/Business Manager, the Administrator/Business Manager is additionally compensated by the Trust for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

27 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

     Specific details as to the nature and extent of the services provided by the Adviser and the Administrator/Business Manager are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.20% of the Trust’s average net assets represented by Class A Shares. For the year ended March 31, 2018, service fees on Class A Shares amounted to $1,251,076 of which the Distributor retained $64,740.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2018, amounted to $338,778. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2018, amounted to $112,926. The total of these payments made with respect to Class C Shares amounted to $451,704 of which the Distributor retained $101,375.

     Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Trust’s shares are sold primarily through the facilities of these financial intermediaries having offices within Hawaii, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2018, total commissions on sales of Class A Shares amounted to $329,631, of which the Distributor received $41,453.

c) Transfer and shareholder servicing fees:

     The Trust occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

28 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

4. Purchases and Sales of Securities

     During the year ended March 31, 2018, purchases of securities and proceeds from the sales of securities aggregated $155,581,283 and $164,059,114, respectively.

     At March 31, 2018, the aggregate tax cost for all securities was $690,750,342. At March 31, 2018, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $14,124,982 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $3,528,945 for a net unrealized appreciation of $10,596,037.

5. Portfolio Orientation

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Hawaii, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Hawaii and whatever effects these may have upon Hawaii issuers’ ability to meet their obligations.

29 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

6. Capital Share Transactions

     Transactions in Capital Shares of the Trust were as follows:

	Year Ended		Year Ended
	March 31, 2018		March 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	2,455,241	$27,904,127	4,527,135	$52,298,085
Reinvested dividends
and distributions	882,898	10,017,580	931,418	10,701,699
Cost of shares redeemed	(6,753,906)	(76,662,773)	(5,336,879)	(61,184,497)
Net change	(3,415,767)	(38,741,066)	121,674	1,815,287
Class C Shares:
Proceeds from shares sold	586,808	6,671,544	954,258	10,968,306
Reinvested dividends
and distributions	38,907	441,017	42,442	487,396
Cost of shares redeemed	(1,344,092)	(15,244,963)	(1,388,140)	(15,953,094)
Net change	(718,377)	(8,132,402)	(391,440)	(4,497,392)
Class Y Shares:
Proceeds from shares sold	1,650,713	18,768,990	1,333,260	15,365,484
Reinvested dividends
and distributions	65,269	740,229	58,872	677,503
Cost of shares redeemed	(791,390)	(9,003,550)	(1,051,798)	(11,934,153)
Net change	924,592	10,505,669	340,334	4,108,834
Total transactions in Trust
shares	(3,209,552)	$(36,367,799)	70,568	$1,426,729

7. Trustees’ Fees and Expenses

     At March 31, 2018, there were 5 Trustees, one of whom is affiliated with the Administrator/Business Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2018 was $217,723. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2018, such meeting-related expenses amounted to $48,380.

8. Securities Traded on a When-Issued Basis

     The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction.

30 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

     The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash at the shareholder’s option.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Hawaii income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends and distributions may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2018 the Trust had a capital loss carryover of $62,542, which expires in 2019. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. During the fiscal year ended March 31, 2018, the Trust utilized $1,067,320 of capital loss carry forward.

     The tax character of distributions was as follows:

	Year Ended	Year Ended
	March 31,	March 31,
	2018	2017
Net tax-exempt income	$14,385,149	$14,952,129
Ordinary income	46,141	164,193
	$14,431,290	$15,116,322

     As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$10,596,037
Undistributed tax-exempt income	294,865
Other accumulated losses	(62,542)
Other temporary differences	(294,625)
$10,533,735

     The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market amortization, and the deduction of distributions payable.

31 | Hawaiian Tax-Free Trust

     HAWAIIAN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

MARCH 31, 2018

10. Credit Facility

     Effective August 30, 2017, the Bank of New York Mellon and the Aquila Group of Funds became parties to a $40 million credit agreement, which currently terminates on August 29, 2018.  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit (the Aquila Group of Funds is comprised of nine funds), each fund is responsible for payment of its proportionate share of

a)	a 0.15% per annum commitment fee; and,

b)	interest on amounts borrowed for temporary or emergency purposes by the Trust (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

     There were no borrowings under the credit agreement for the period ended March 31, 2018.

32 | Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.32	$11.61	$11.53	$11.36	$11.74
Income (loss) from investment operations:
Net investment income(1)	0.22	0.23	0.25	0.30	0.30
Net gain (loss) on securities (both
realized and unrealized)	(0.18)	(0.29)	0.08	0.17	(0.38)
Total from investment operations	0.04	(0.06)	0.33	0.47	(0.08)
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.23)	(0.25)	(0.30)	(0.30)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.22)	(0.23)	(0.25)	(0.30)	(0.30)
Net asset value, end of period	$11.14	$11.32	$11.61	$11.53	$11.36
Total return (not reflecting sales charge)	0.38%	(0.54)%	2.93%	4.14%	(0.63)%
Ratios/supplemental data
Net assets, end of period (in millions)	$609	$657	$672	$678	$687
Ratio of expenses to average net assets	0.82%	0.83%	0.83%	0.81%	0.82%
Ratio of net investment income to
average net assets	1. 98%	1.99%	2.20%	2.57%	2.65%
Portfolio turnover rate	21%	27%	16%	14%	4%

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

33 | Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.32	$11.60	$11.52	$11.35	$11.73
Income (loss) from investment operations:
Net investment income(1)	0.13	0.14	0.16	0.20	0.21
Net gain (loss) on securities (both
realized and unrealized)	(0.19)	(0.28)	0.08	0.17	(0.37)
Total from investment operations	(0.06)	(0.14)	0.24	0.37	(0.16)
Less distributions (note 9):
Dividends from net investment income	(0.13)	(0.14)	(0.16)	(0.20)	(0.22)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.13)	(0.14)	(0.16)	(0.20)	(0.22)
Net asset value, end of period	$11.13	$11.32	$11.60	$11.52	$11.35
Total return (not reflecting CDSC)	(0.51)%	(1.24)%	2.11%	3.31%	(1.38)%
Ratios/supplemental data
Net assets, end of period (in millions)	$40	$49	$55	$63	$70
Ratio of expenses to average net assets	1.62%	1.63%	1.63%	1.61%	1.62%
Ratio of net investment income to
average net assets	1.18%	1.19%	1.40%	1.78%	1.85%
Portfolio turnover rate	21%	27%	16%	14%	4%

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

34 | Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y

	Year Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.34	$11.63	$11.55	$11.38	$11.76
Income (loss) from investment operations:
Net investment income(1)	0.25	0.25	0.28	0.32	0.33
Net gain (loss) on securities (both
realized and unrealized)	(0.18)	(0.29)	0.08	0.17	(0.38)
Total from investment operations	0.07	(0.04)	0.36	0.49	(0.05)
Less distributions (note 9):
Dividends from net investment income	(0.25)	(0.25)	(0.28)	(0.32)	(0.33)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.25)	(0.25)	(0.28)	(0.32)	(0.33)
Net asset value, end of period	$11.16	$11.34	$11.63	$11.55	$11.38
Total return	0.58%	(0.33)%	3.14%	4.34%	(0.43)%
Ratios/supplemental data
Net assets, end of period (in millions)	$58	$49	$46	$45	$33
Ratio of expenses to average net assets	0.62%	0.63%	0.63%	0.61%	0.62%
Ratio of net investment income to
average net assets	2.18%	2.19%	2.40%	2.77%	2.85%
Portfolio turnover rate	21%	27%	16%	14%	4%

_________________________

(1)	Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

35 | Hawaiian Tax-Free Trust

Additional Information (unaudited)

Trustees(1)(2)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(5)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(3)	Service(4)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(6)

Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(7) and parent of Aquila Investment Management LLC, Administrator, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	11	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

36 | Hawaiian Tax-Free Trust

Additional Information (unaudited)

Trustees(1)(2)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees

Richard L. Humphreys Honolulu, HI (1943)	Chair of the Board since 2013 and Trustee since 2009	President, Hawaii Receivables Management, LLC (a factoring company) since 2001; President, Lynk Payment Systems Hawaii, LLC (credit card processing) since 2002; formerly Chairman, Bank of America, Hawaii; President, Hawaiian Trust Co.; President, First Federal S&L; and, E.V.P., Bank of Hawaii.	1	Board of Directors, Kahua Ranch Ltd.; formerly Trustee, Pacific Capital Funds®; formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012; formerly Board of Directors, Bishop Museum; formerly Board of Directors, Friends of the Cancer Research Center; formerly Board of Directors, The Castle Group, Inc.

B.J. Kobayashi Honolulu, HI (1970)	Trustee since 2009	Managing Partner, BlackSand Capital, LLC (private equity real estate investment company) since 2010; Partner, Kobayashi Group, LLC (a group of companies primarily engaged in real estate enterprises) since 2001; Managing Director, KG Holdings, LLC (real estate investment) since 2009.	1	Hawaiian Electric Company, Inc.; formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Glenn P. O’Flaherty Denver, CO (1958)	Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

37 | Hawaiian Tax-Free Trust

Additional Information (unaudited)

Trustees(1)(2)
and Officers			Number of
	Positions		Portfolios
	Held with		in Fund
	Fund and	Principal	Complex(4)	Other Directorships
Name	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth(2)	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Non-Interested Trustees (cont’d)

Russell K. Okata Honolulu, HI (1944)	Trustee since 1992	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Past Hawaii Democratic Party National Committeeman (2010-2016); member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	5	Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); formerly Trustee and Chair of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012

(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust’s investment adviser.

(3) The mailing address of each Trustee is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(4) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. (5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Administrator’s corporate parent, as an officer and Manager of the Administrator, and as a Manager of the Distributor.

(7) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

38 | Hawaiian Tax-Free Trust

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011	Executive Vice President of all funds in the Aquila Group of Funds and the Administrator and the Administrator’s parent since 2003; Chief Operating Officer of the Administrator and the Administrator’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Administrator’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President since 2010	Co-President, Aquila Distributors LLC since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Municipal Trust (since 2013), Aquila Funds Trust (since 2013), Aquila Tax-Free Trust of Arizona (since 2010 and Vice President, 2004-2010), Aquila Three Peaks High Income Fund (since 2006), Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon (since 2010), Aquila Three Peaks Opportunity Growth Fund (2004-2013) and Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado (2010-2013); Vice President, INVESCO Funds Group, 1998-2003.

Sherri Foster Lahaina, HI (1950)	Senior Vice President since 1993	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Stephen J. Caridi New York, NY (1961)	Vice President since 1998	Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Administrator and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

39 | Hawaiian Tax-Free Trust

Positions
Held with
Trust and
Name	Length of
and Year of Birth(1)	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Administrator or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_________________

(1) The mailing address of each officer is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

40 | Hawaiian Tax-Free Trust

Your Fund’s Expenses (unaudited)

     As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

     The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

     Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
			Expenses(2)		Expenses(2)
	Beginning	Ending(1)	Paid During	Ending	Paid During	Net
	Account	Account	Period	Account	Period	Annualized
Share	Value	Value	10/01/17 –	Value	10/01/17 –	Expense
Class	10/01/17	3/31/18	3/31/18	3/31/18	3/31/18	Ratio
A	$1,000	$987.00	$4.01	$1,020.89	$4.08	0.81%
C	$1,000	$983.00	$7.96	$1,016.90	$8.10	1.61%
Y	$1,000	$987.90	$3.07	$1,021.84	$3.13	0.62%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

41 | Hawaiian Tax-Free Trust

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Trust policies, the Administrator/Business Manager publicly discloses the complete schedule of the Trust’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust’s portfolio holdings schedule for the most recently completed period by visiting the Trust’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Trust’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1000.

     The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2017, there were no proxies related to any portfolio instruments held by the Trust. As such, the Trust did not vote any proxies. Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No current action on the part of shareholders is required.

     For the fiscal year ended March 31, 2018, $14,385,149 of dividends paid by Hawaiian Tax-Free Trust, constituting 99.7% of total dividends paid, were exempt-interest dividends, exempt from regular Federal income tax and Hawaii state income tax; and the balance was ordinary dividend income.

     Prior to February 15, 2019, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2018 calendar year.

42 | Hawaiian Tax-Free Trust

(THIS PAGE INTENTIONALLY LEFT BLANK)

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Administrator/Business Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Adviser

ASSET MANAGEMENT GROUP of

BANK of HAWAII

130 Merchant Street, Suite 370

Honolulu, Hawaii 96813

Board of Trustees

Richard L. Humphreys, Chair

Diana P. Herrmann, Vice Chair

B.J. Kobayashi

Glenn P. O’Flaherty

Russell K. Okata

Officers

Diana P. Herrmann, President

Charles E. Childs, III, Executive Vice President

and Secretary

Marie E. Aro, Senior Vice President

Sherri Foster, Senior Vice President

Paul G. O’Brien, Senior Vice President

Stephen J. Caridi, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer

and Treasurer

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

225 Liberty Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,

which must precede or accompany this report.

ITEM 2. CODE OF ETHICS.

(a) As of March 31, 2018 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's board of trustees has determined that Mr. Glenn O'Flaherty, a member of its audit committee, is an audit committee financial expert. Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $ $24,600 in 2017 and $26,000 in 2018.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant $3,500 and $3,500 in 2017 and 2018, respectively, for return preparation and tax compliance.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f) No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR

CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12. EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN TAX-FREE TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President
June 7, 2018

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
June 7, 2018

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 7, 2018

HAWAIIAN TAX-FREE TRUST

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.